Schedule IV - Reinsurance Premiums Written and Premiums Earned (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020		Dec. 31, 2019
SEC Schedule, 12-17, Insurance Companies, Reinsurance [Abstract]
Direct	$ 2,341.4	$ 2,042.1		$ 1,956.9
Assumed	1,597.0	1,656.4		1,485.5
Ceded	(1,350.7)	(1,120.7)		(1,014.5)
Net written premiums	2,587.7	2,577.8		2,427.9
Gross Amount	2,139.1	2,026.4		1,927.5
Assumed From Other Companies	1,479.2	1,612.0		1,494.9
Ceded	(1,207.8)	(1,110.9)		(1,129.1)
Net premiums earned	$ 2,410.5	$ 2,527.5	[1]	$ 2,293.3	[1]
Percentage of Amount Assumed to Net	61.40%	63.80%		65.20%
Gross written premiums	$ 3,938.4	$ 3,698.5		$ 3,442.4

[1]	Net earned premium has been corrected for immaterial errors in relation to gross written premium and reinsurance premium payables for periods 2020 and prior. Net realized and unrealized exchange gains/(losses) and change in foreign currency translation adjustment have been corrected to account for the correction of foreign exchange movements on underwriting premium receivables which should have been matched with an underwriting premium receivable payment for periods 2020 and prior. Income tax expense has been corrected for historic current and deferred income taxes on Aspen U.K’s branches due to the deficiency in the completeness and accuracy of branch data and associated application thereof in respect of local tax rules in various jurisdictions. Total revenues, net income/(loss) and other comprehensive income/(loss) before and after income taxes have been corrected as a result of the corrections mentioned above for periods 2020 and 2019. Refer to Note 26 in these consolidated financial statements, “Correction of Immaterial Errors” for further details.